Exhibit 10.3

INTELLECTUAL PROPERTY LICENSE AGREEMENT

THIS INTELLECTUAL PROPERTY LICENSE AGREEMENT (this “Agreement”) is entered into, as of February 22, 2008 (the “Effective Date”), by and between Boise Cascade, L.L.C., a Delaware limited liability company (on behalf of itself and its Subsidiaries) (“Licensor”), and Boise Paper Holdings, L.L.C., a Delaware limited liability company (on behalf of itself and its Subsidiaries) (“Licensee”).  Licensor and Licensee may be referred to herein individually as a “Party,” and collectively as the “Parties,” to this Agreement.

WHEREAS, Licensor and Licensee are parties to that certain Purchase and Sale Agreement, dated as of September 7, 2007 (as amended, modified and/or supplemented from time to time the “Purchase Agreement”), by and among, Licensor, Licensee and the other entities party thereto, pursuant to which Licensor agreed to sell the Target Units to Licensee’s parent company, Aldabra 2 Acquisition Corp. (to be renamed “Boise Inc.”), a Delaware corporation.

WHEREAS, Licensee desires to obtain from Licensor, and Licensor desires to grant to Licensee, a license under the terms and conditions set forth herein to use certain intellectual property of Licensor; and

WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement that Licensor and Licensee execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.

1.                                      DEFINITIONS.

The following terms, when used in this Agreement with initial capital letters, shall have the respective meanings set forth in this Article 1..  Capitalized terms used, but not otherwise defined, herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

1.1                                 “Boise Name Mark” means the Mark set forth on Exhibit A-1.

1.2                                 “Boise Marks” means, collectively, (i) the Boise Name Mark, and (ii) the Orange Dot Mark.

1.3                                 “Effective Date” has the meaning set forth in the Preamble to this Agreement.

1.4                                 “Field of Use” means the white paper, packaging and newsprint, and transportation businesses of the Paper Group and their respective Subsidiaries, in each case as conducted by Licensor as of the Closing Date, but, in no event, shall “Field of Use” be interpreted to include any Retained Businesses.

1.5                                 “Indemnified Party” means the Party seeking indemnification from the other Party pursuant to Article 7.

1.6                                 “Indemnifying Party” means the Party who is obligated to indemnify the other Party pursuant to Article 7.

1.7                                 “Laws” means all statutes, laws, codes, ordinances, regulations, rules, orders, judgments, writs, injunctions, acts or decrees of any Governmental Entity.

1.8                                 “Licensee Indemnified Parties” means Licensee and its Affiliates, and its and their respective equity holders, directors, officers, employees, agents, successors and permitted assigns.

1.9                                 “Licensor Indemnified Parties” Licensor and its Affiliates, and its and their respective equity holders, directors, officers, employees, agents, successors and permitted assigns.

1.10                           “Marks” means all domestic and foreign trademarks, service marks, trade dress, trade names, logos, corporate names, icons, slogans, and any other indicia of source or sponsorship of goods and services, all designs and logotypes related to the above, in any and all forms, and all registrations and applications for registration thereof, together with all of the goodwill related to the foregoing.

1.11                           “Orange Dot Mark” means the Mark set forth on Exhibit A-2.

1.12                           “Promotional Materials” means any artwork, advertising material, display material, brochure, poster, internal and external signage, or other material used to advertise or promote products or services, in any media now existing or hereafter in existence.

1.13                           “Retained Boise Marks” means the Marks set forth in Exhibit B.

1.14                           “Retained Businesses” means Seller’s Other Businesses.

1.15                           “Run-off Marks” means the Marks as set forth in Exhibit C.

1.16                           “Run-Off Period” means:  (i) with respect to signage, a period of two (2) years following the Closing Date; (ii) with respect to vehicles, a period of five (5) years following the Closing Date; (iii) with respect to office supplies (e.g., stationery and business cards), a period of ninety (90) days following the Closing Date; (iv) with respect to Internet domain names, e-mail domain names and websites, a period of six (6) months following the Closing Date; (v) for Licensee only, with respect to any paper products, packaging for paper products, and Promotional Materials, for a period of three (3) years following the Closing Date; and (vi) for Licensor only, with respect to any wood products, packaging for wood products, and Promotional Materials, for a period of three (3) years following the Closing Date.

1.17                           “Sublicense Agreement” means the document pursuant to which any Person has been granted a sublicense by Licensee pursuant to Section 2.2.

1.18                           “Sublicensee” means any Person to whom Licensee has granted a sublicense pursuant to Section 2.2.

1.19                           “Term” shall have the meaning set forth in Section 9.1.

1.20                           “Termination Date” means the date upon which the Term ends in accordance with Article 9.

2.                                      GRANT OF LICENSES.

2.1                                 Grant of Trademark Licenses.  Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a royalty-free, fully-paid, worldwide, non-transferable (except in accordance with Section 10.9), and exclusive right and license (subject to Licensor’s retained rights set forth in Section 2.3), with the right to sublicense (solely in accordance with  Section 2.2,) to use the Boise Marks for any purpose other than in connection with the Retained Businesses during the Term, provided, that Licensee shall obtain Licensor’s prior written consent to any use of the Boise Marks outside the Field of Use, such consent not to be unreasonably withheld or delayed; provided further, that in no event shall Licensee use the Boise Marks in any manner whatsoever in connection with the Retained Businesses.

2.2                                 Sublicense Rights.

(a)                                  Licensee shall be entitled to sublicense the rights granted in Section 2.1 to the Boise Marks during the Term (i) within the Field of Use to any Person in connection with the operation of Licensee’s business without consent, or (ii) outside the Field of Use with the prior written consent of Licensor, such consent not to be unreasonably withheld or delayed; provided, that Licensee: (x) does not grant any rights in or to the Boise Marks beyond the rights granted to Licensee herein; (y) executes a Sublicense Agreement whereby its Sublicensee shall agree to comply with, and be bound by, all of the relevant provisions of this Agreement applicable to Licensee; and (z) prohibits its Sublicensee from granting any further sublicenses to the sublicensed Boise Marks.  Licensee shall be fully responsible for all acts and omissions of any of its Sublicensees in connection with the Boise Marks, and all such acts and omissions of any of its Sublicensees shall be deemed acts and omissions of Licensee hereunder.  Licensee shall deliver to Licensor a copy of each Sublicense Agreement entered into by Licensee within ten (10) days of its execution, along with contact details of the relevant Sublicensee.

(b)                                 Licensor shall be entitled to license rights retained under Section 2.3 to the Boise Name Mark (i) in connection with the Retained Businesses to any Person in connection with the operation of Licensor’s business without consent, or (ii) outside the Retained Businesses with the prior written consent of Licensee, such consent not to be unreasonably withheld or delayed; provided, that Licensor: (x) does not grant any rights in or to the Boise Name Mark beyond the rights reserved to Licensor herein; (y) executes a license agreement whereby its licensee shall agree to comply with, and be bound by, all of the relevant provisions of this Agreement applicable to Licensor; and (z) prohibits its licensee from granting any further sublicenses to the Boise Name Mark.  Licensor shall be fully responsible for all acts and omissions of any of its licensees in connection with the Boise Name Mark, and all such acts and omissions of any of its licensees shall be deemed acts and omissions of Licensor hereunder.  Licensor shall deliver to Licensee a copy of each license agreement entered into by Licensor within ten (10) days of its execution, along with contact details of the relevant licensee.

2.3                                 Licensor Reservation of Rights.

(a)                                  All rights in and to the Boise Marks, other than those specifically granted in this Agreement, are reserved by Licensor for its own use and benefit.  For the avoidance of doubt, the rights granted herein to Licensee to the Boise Marks in the Field of Use are exclusive, and Licensor may not use, or license rights to, the Boise Marks in the Field of Use or otherwise during the Term, in each case except as expressly permitted herein.  Notwithstanding the foregoing, Licensor may use, or license rights to, the Boise Name Mark outside the Field of Use, provided, that Licensor shall obtain Licensee’s prior written consent to any use of the Boise Name Mark other than in connection with the Retained Businesses, such consent to not be unreasonably withheld or delayed.

(b)                                 Notwithstanding anything in Section 2.1 or Section 2.3(a) to the contrary, Licensor retains the exclusive right to use, and to license the use of, the Retained Boise Marks, including any Internet domain names incorporating the Retained Boise Marks; provided, that (i) Licensor’s use of the Retained Boise Marks in “Category A” of Exhibit B shall be limited to the operation of the Retained Businesses, and to the extent and manner in which such Retained Boise Marks were used by Licensor or its licensees as of the Closing Date in connection with the Retained Businesses; and (ii) Licensor’s right to use the Retained Boise Marks in “Category B” of Exhibit B shall not be restricted to the Retained Businesses; provided further that in no event including under (i) and (ii) above may Licensor, its Affiliates or Subsidiaries use or license the use of such Retained Boise Marks in connection with the marketing, distribution and sale of products and services in the Field of Use.

2.4                                 Internet Domain Names and Uses.  Licensee shall have the right to register any Internet domain name incorporating any of the Boise Marks, but not any domain names incorporating the Retained Boise Marks, without obtaining Licensor’s prior written consent.  Upon termination of this Agreement, Licensee shall cease use of any Internet domain name that incorporates any of the Boise Marks and, except for any such domain name that incorporates any Marks owned by Licensee or any other Person, assign to Licensor all right, title and interest in and to such Internet domain names, and take any other reasonable actions and execute any and all documents and instruments reasonably requested by Licensor to accomplish the purposes of this Section 2.4.

3.                                      RUN-OFF RIGHTS.

3.1                                 Run-Off Rights.  Notwithstanding anything in this Agreement to the contrary:

(i)                                     Licensee shall be entitled to continue using (y) any signage, vehicles, office supplies, Internet domain names, e-mail domain names, and websites that bear any Run-Off Marks, to the extent in existence prior to the Closing Date, for the applicable Run-off Period, and (z) paper products, packaging for paper products, and Promotional Materials that bear any Run-Off Marks for the applicable Run-off Period.  Following the expiration of each applicable Run-Off Period, Licensee shall cease all use of the Run-Off Marks and remove the Run-Off Marks from its signage, vehicles, office supplies, Internet domain names, e-mail domain names, websites, paper products, packaging for paper products, and Promotional Materials (as applicable); and

(ii)                                  Licensor shall be entitled to continue using (y) any signage, vehicles, office supplies, Internet domain names, e-mail domain names, and websites that bear any Orange Dot Mark, to the extent in existence prior to the Closing date, for the applicable Run-off Period, and (z) wood products, packaging for wood products, and Promotional Materials that bear any Orange Dot Mark for the applicable Run-off Period.  Following the expiration of each applicable Run-Off Period, Licensor shall cease all use of the Orange Dot Mark and shall remove the Orange Dot Mark from its signage, vehicles, office supplies, Internet domain names, e-mail domain names, websites, wood products, packaging for wood products, and Promotional Materials (as applicable).  Licensee acknowledges and agrees that nothing in this Section 3.1 respecting the Orange Dot Mark shall prohibit, restrict or impair in any way the ability of Licensor to use the Boise Name Mark or the Retained Boise Marks as provided in Section 2.3(b).

3.2                                 Standards of Use for Run-Off Marks.  Any use of the Run-Off Marks by Licensee pursuant to Section 3.1 shall:  (i) be in conformity with the practices of Licensor as of the Effective Date; (ii) be in a manner that does not in any way harm or disparage the reputation or goodwill of the Run-Off Marks; and (iii) be contingent on the Licensee maintaining the quality of products and services used in connection with the Run-Off Marks at a standard at least as high as that of the products and services offered or sold by Licensor in connection with the Run-Off Marks as of the Effective Date.

3.3                                 Standards of Use for Orange Dot Mark.  Any use of the Orange Dot Mark by Licensor pursuant to Section 3.1 shall:  (i) be in conformity with the practices of Licensor as of the Effective Date; (ii) be in a manner that does not in any way harm or disparage the reputation or goodwill of the Orange Dot Mark; and (iii) be contingent on the Licensor maintaining the quality of products and services used in connection with the Orange Dot Mark at a standard at least as high as that of the products and services offered or sold by Licensor in connection with the Orange Dot Mark as of the Effective Date.

4.                                      QUALITY CONTROL.

4.1                                 General.  All products and services offered and sold by Licensee and Licensor in connection with, or bearing, any of the Boise Marks (including any Promotional Materials) shall be of sufficiently high quality so as to protect the Boise Marks and the goodwill symbolized thereby.  Each of Licensee and Licensor covenants and agrees that all such products and services, including any products and services offered and sold by Licensor or Licensee in connection with any new use of the Boise Name Mark, shall be of a standard of quality at least as high as that of the products and services historically offered and sold by Licensor as of the Closing Date.  Either Party shall provide the other Party with prompt written notice if, in the reasonable determination of the notifying Party, the quality of any products and services offered and sold by the other Party may tarnish, disparage, degrade or injure the reputation of the Boise Marks, and the Parties shall work together to remedy any such quality deficiency.

4.2                                 Audit Rights.  Upon thirty (30) days prior written notice to the other Party, and at auditing Party’s expense, but not more than once per year, each Party shall permit the auditing Party or its representative to access the facilities where products bearing or incorporating the Boise Marks are produced and/or stored, in order to audit the quality control standards and procedures for compliance with this Agreement; provided any such audit shall be conducted during normal business hours, and in a manner that complies with all policies of the audited Party and will not materially disrupt the operation of the audited Party’s business.  The auditing Party shall notify the audited Party of any quality deficiency identified in the course of such audit, and the audited Party shall promptly remedy any such deficiency.

5.                                      PROTECTION OF BOISE MARKS.

5.1                                 Ownership and Rights to the Boise Marks.  Licensee acknowledges that all right, title and interest in and to the Boise Marks or Run-Off Marks belong exclusively to Licensor.  All use of the Boise Marks and Run-Off Marks by Licensee shall inure solely to the benefit of Licensor, and Licensee shall obtain no ownership interest in the Boise Marks or Run-Off Marks as a result of the exercise of any rights under this Agreement, regardless of how long this Agreement remains in effect.

5.2                                 Use of the Boise Marks.

(a)                                  Except as expressly permitted hereunder, or with Licensor’s written consent, Licensee shall not, at any time during or after the Term, adopt, use, register, or attempt to register any Mark that: (i) is identical or confusingly similar to the Boise Marks, (ii) incorporates any of the Boise Marks, or (iii) is intended to mislead or to cause deception or confusion with the Boise Marks.

(b)                                 Licensee shall not, by any act or omission, tarnish, disparage, degrade or injure the reputation of the Boise Marks or Licensor, and the goodwill associated therewith.

(c)                                  Licensee shall promptly notify Licensor of any non-routine inquiry, investigation, inspection or any other action by any Governmental Entity or other Person with respect to production, promotion, sale or distribution of any product or service of Licensee bearing the Boise Marks or provided in connection with the Boise Marks.

(d)                                 Licensee shall not grant or attempt to grant a security interest in any of the Boise Marks, or to record any such security interest in the United States Patent and Trademark Office or similar office in another jurisdiction.

5.3                                 No Other Rights or License.  Except for the licenses expressly granted to the Boise Marks and the Run-Off Marks, nothing in this Agreement shall be construed as a grant to Licensee of any right or license, express or implied, in or to any Intellectual Property Rights owned, licensed or controlled by Licensor.

5.4                                 Maintenance and Prosecution.

(a)                                  At its own expense, Licensee shall have the right to file, prosecute and maintain all new and existing applications for, and registrations of (i) the Boise Name Mark in the Field of Use that contain a description of products and services that are in the Field of Use, or (ii) the Orange Dot Mark outside the Retained Businesses; provided, that Licensee shall give notice to Licensor of any new applications for registration of any of the foregoing.

(b)                                 At its own expense, Licensor shall have the right to file, prosecute and maintain all new and existing applications for, and registrations of any Boise Name Mark in the Retained Businesses that contain a description of products and services that are in the Retained Businesses; provided,  that Licensor shall give notice to Licensee of any new applications for registration of any of the foregoing.

(c)                                  At its own expense, either Party may file and prosecute new applications for registration of the Boise Name Mark that are (i) outside the Field of Use; (ii) outside the Retained Businesses; and (iii) unlikely to cause confusion with any registrations used by the other Party in the Field of Use or the Retained Businesses,  but only after obtaining the other Party’s prior written approval, which approval shall not be unreasonably withheld or delayed.  The Party seeking to file an application for registration pursuant to this Section 5.4(c) shall give written notice of such proposed new application to the other Party who shall approve or deny such proposed new application within thirty (30) days after receipt thereof; provided, that a Party’s failure to respond to such a proposed new application within such thirty (30) day period shall be deemed an approval.

(d)                                 In the event either Party elects not to maintain any existing registration for any Boise Mark, or not to prosecute an application for registration of any Boise Mark, such Party shall promptly notify the other Party in writing of such decision, but in no event less than sixty (60) days prior to the date on which the registration or application shall become abandoned, and the other Party shall have the right (but not the obligation) to continue to prosecute the trademark application, or to maintain the registration of the Boise Mark, in each case in its own name and at its own expense.  If the other Party elects to so prosecute or maintain the application or Boise Mark, it shall provide the abandoning Party with written notice of such election, and the abandoning Party shall assign all of its right, title, and interest in such application or registration, and the goodwill associated therewith, to the prosecuting/maintaining Party, and shall provide such other cooperation as the prosecuting/maintaining Party may reasonably request, at the prosecuting/maintaining Party’s cost and expense, to assign, record, prosecute, maintain, demonstrate use, renew and enforce the prosecuting/maintaining Party’s rights in and to such application, registration or goodwill.

5.5                                 Assistance.  At its sole cost and expense, to the extent reasonably necessary either Party may request the other Party’s assistance in protecting any of the requesting Party’s rights in and to the Boise Marks, including the execution, filing and prosecution of any trademark applications or renewal documents that the requesting Party files for the Boise Marks, and in demonstrating use (if any) of the Boise Marks in each jurisdiction in which they are registered and providing evidence of such use.  Upon a Party’s  request, the other Party shall provide to the requesting Party from time to time such samples, containers, labels and similar material as may be reasonably requested to enable the requesting party to protect its rights in a Boise Mark as contemplated by this Agreement.

5.6                                 Recordation.  Each Party shall cooperate with the other Party, at the requesting Party’s sole cost and expense, in registering this Agreement in appropriate recordal depositories if required by laws in a country in which the requesting Party uses the Boise Marks.

5.7                                 Compliance with Legal Requirements.  In exercising the rights granted or retained, as applicable, hereunder, each of Licensee and Licensor shall comply in all material respects with all applicable Laws, including those Laws particularly pertaining to the proper use and designation of the Boise Marks.

6.                                      ENFORCEMENT.

6.1                                 Notice of Third Party Infringement.  In the event that either Party learns of any infringement or other violation of, or threatened infringement or other violation of, the Boise Marks, including any unfair competition, passing-off or dilution with respect to the Boise Marks, such Party shall promptly notify the other Party or its authorized representative in writing, giving particulars thereof as reasonably requested by the other Party.

6.2                                 Enforcement.

(a)                                  Licensee shall have the initial right to take action at its own expense against actual or suspected infringers of the Boise Marks in the Field of Use; provided, that Licensor may participate in any such action undertaken by Licensee at Licensor’s own expense.  Licensor shall have the initial right to take action at its own expense against actual or suspected infringers of the Boise Marks in connection with the Retained Businesses; provided, that Licensee may participate in any such action undertaken by Licensor at Licensee’s own expense.

(b)                                 Either Party may take initial action at its own expense against actual or suspected infringers of the Boise Marks outside both the Field of Use and the Retained Businesses; provided, that the non-initiating Party may participate in any such action undertaken by the initiating Party at the non-initiating Party’s own expense.

(c)                                  In the event that a Party initiates an action or proceeding pursuant to Section 6.2(a) or Section 6.2(b), upon the initiating Party’s request, the non-initiating Party agrees to be joined by the initiating Party as a third-party plaintiff to any such action or proceeding and provide the initiating Party reasonable cooperation in connection therewith.  Notwithstanding the outcome of any third-party litigation or the terms of any third-party settlement, the Parties agree that any and all damages recovered in any action or proceeding based on the Boise Marks shall be apportioned between the initiating Party and the non-initiating Party based on the relative percentage of damages incurred by each Party as compared to the other Party; provided, that first the initiating Party shall be reimbursed for all reasonable direct or third-party expenses incurred by the initiating Party in connection with such action or proceeding, including reasonable legal fees and disbursements, and costs of investigation, litigation, settlement, judgment, and appeal.

(d)                                 If Licensee fails to take action within thirty (30) days after receiving written notice from Licensor of any actual or suspected infringement of the Boise Marks in the Field of Use as provided in Section 6.1, then Licensor shall have the right (but not the obligation), at any time thereafter to take such action in its own name and at its own expense.  Upon the Licensor’s request, Licensee agrees to be joined by Licensor as a third-party plaintiff to any such action or proceeding and provide Licensor reasonable cooperation in connection therewith.  Notwithstanding the outcome of any third-party litigation or the terms of any third-party settlement, the Parties agree that any and all damages recovered in any action or proceeding permitted to be commenced by Licensor based on the Boise Marks as permitted herein shall be apportioned between Licensor and Licensee based on the relative percentage of damages incurred by each Party as compared to the other Party; provided, that first Licensor shall be reimbursed for all reasonable direct or third-party expenses incurred by Licensor in connection with such action or proceeding, including reasonable legal fees and disbursements, and costs of investigation, litigation, settlement, judgment and appeal.

(e)                                  If Licensor fails to take action within thirty (30) days after receiving written notice from Licensee of any actual or suspected infringement of the Boise Marks in connection with the Retained Businesses as provided in Section 6.1, then Licensee shall have the right (but not the obligation), at any time thereafter to take such action in its own name and at its own expense.  Upon Licensee’s request, Licensor agrees to be joined by Licensee as a third-party plaintiff to any such action or proceeding and provide Licensee reasonable cooperation in connection therewith.  Notwithstanding the outcome of any third-party litigation or the terms of any third-party settlement, the Parties agree that any and all damages recovered in any action or proceeding permitted to be commenced by Licensee based on the Boise Marks as permitted herein shall be apportioned between Licensee and Licensor based on the relative percentage of damages incurred by each Party as compared to the other Party; provided, that first Licensee shall be reimbursed for all reasonable direct or third-party expenses incurred by Licensee in connection with such action or proceeding, including reasonable legal fees and disbursements, and costs of investigation, litigation, settlement, judgment and appeal.

7.                                      INDEMNIFICATION.

7.1                                 Indemnification by Licensee.  Licensee shall indemnify, defend and hold the Licensor Indemnified Parties harmless against all third party claims, suits, proceedings, costs, damages, losses, fees and expenses (including reasonable attorneys’ fees and expenses) and judgments incurred, claimed or sustained by the Licensor Indemnified Parties arising out of any (i) product liability or strict liability claim relating to the use of the Boise Marks or Run-Off Marks by Licensee or any of its Sublicensees, (ii) act or omission of Licensee constituting negligence, gross negligence, or willful misconduct related to this Agreement, (iii) material breach of this Agreement by Licensee, or (iv) Licensee’s or any of its Sublicensees’ use of the Boise Marks or Run-Off Marks other than as expressly provided in this Agreement.

7.2                                 Indemnification by Licensor.  Licensor shall indemnify, defend and hold the Licensee Indemnified Parties harmless against all third party claims, suits, proceedings, costs, damages, losses, fees and expenses (including reasonable attorneys’ fees and expenses) and judgments incurred, claimed or sustained by the Licensee Indemnified Parties arising out of any (i) product liability or strict liability claim relating to the use of the Boise Marks or Run-Off Marks by Licensor or any of its licensees, or (ii) material breach of this Agreement by Licensor.

7.3                                 Procedure.  If either Party receives notice or knowledge of a claim for which it intends to seek indemnity as provided under this Agreement, it shall not make any admissions in respect of such claim, but shall promptly notify the other Party in writing of such claim, setting forth a description of such claim in reasonable detail.  The failure to so notify an Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder unless and to the extent the Indemnifying Party shall be actually prejudiced by such failure to so notify.  The Indemnifying Party shall have the right to control the defense of any claim and to settle such claim in its sole discretion; provided, the Indemnifying Party shall not have the right to settle such claim in a manner that would (i) impair any license rights of the Indemnified Party, (ii) have a material adverse impact on the business of the Indemnified Party, or (iii) require the Indemnified Party to take or refrain from any action, without the Indemnified Party’s prior written consent (such consent not to be unreasonably withheld).

8.                                      WARRANTIES; LIMITATION OF LIABILITY.

8.1                                 Disclaimer of Warranties.  LICENSEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER WITH RESPECT TO THE BOISE MARKS, AND HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR THE LIKE, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR FROM TRADE PRACTICE.

8.2                                 Limitation of Liability.  EXCEPT FOR (I) LIABILITIES ARISING UNDER A PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO ARTICLE 7, OR (II) LIABILITIES ARISING OUT OF BREACHES OF ARTICLE 2 OR ARTICLE 3 OF THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, NEITHER LICENSOR NOR LICENSEE OR ANY OF THEIR RESPECTIVE AFFILIATES, OR ITS OR THEIR RESPECTIVE EQUITY HOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND PERMITTED ASSIGNS, SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, RELIANCE OR PUNITIVE DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR FOR LOST OR IMPUTED PROFITS OR ROYALTIES, OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY) OR OTHERWISE, AND IRRESPECTIVE OF WHETHER OR NOT ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF ANY SUCH LOSS OR DAMAGE.

8.3                                 Applicability of Limitations.  THE PARTIES AGREE THAT THE LIMITATIONS SPECIFIED IN THIS ARTICLE 8 SHALL SURVIVE AND APPLY EVEN IF ANY LIMITED REMEDY SPECIFIED IN THIS AGREEMENT IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

9.                                      TERM AND TERMINATION.

9.1                                 Term.  The Term of this Agreement shall be perpetual, unless terminated earlier in accordance with the provisions hereof  (“Term”).

9.2                                 Termination by Licensor.

(a)                                  Licensor shall have the right to terminate the license set forth in Section 2.1 to the Boise Marks immediately upon written notice of termination to Licensee, if Licensee breaches this Agreement in such a manner as to have a material adverse effect on the Boise Marks, and fails to cure such breach within sixty (60) days following receipt of written notice thereof describing such breach in reasonable detail; provided, that if the breach is not curable within such 60-day period, the cure period shall be extended for additional thirty (30) day periods for so long as Licensee is working in good faith to implement a plan to address the cure of such breach.   The Parties agree to work together in good faith to prepare and implement a cure plan to remedy such breach.

(b)                                 Licensor shall have the right to terminate the rights in Section 3.1 to the Run-Off Marks, immediately upon written notice of termination to License, if Licensee breaches this Agreement and fails to cure such breach within thirty (30) days following receipt of written notice thereof describing such breach in reasonable detail.

9.3                                 Termination by Licensee.  Licensee shall have the right to terminate this Agreement, immediately upon written notice of termination to Licensor, if Licensor materially breaches this Agreement and fails to cure such breach within thirty (30) days following receipt of written notice thereof describing such breach in reasonable detail.

9.4                                 Effect of Termination.

(a)                                  Upon the effective date of termination, all licenses granted herein shall terminate, and Licensee shall cease, and shall use commercially reasonable efforts to cause any of its Sublicensees to cease, any and all uses of the Boise Marks, except as otherwise provided in Section 9.4(b).

(b)                                 For a period of ninety (90) days following termination of the Agreement pursuant to this Article 9, Licensee and any of its Sublicensees shall have the right to continue using the Boise Marks to sell off products remaining in their inventory, subject to the terms and conditions of this Agreement; provided, that (i) Licensee shall take (and shall cause its Sublicensees to take) commercially reasonable efforts to cease use of the Boise Marks as soon as reasonably possible, and (ii) such use shall be consistent with the standards applicable to Licensee’s use of the Run-Off Marks as set forth in Section 3.1.  Following the expiration of such ninety (90) day sell-off period, Licensee shall destroy all products remaining in its inventory, and all Promotional Materials associated therewith, and upon written request of Licensor, confirm such destruction to Licensor in writing.

(c)                                  Notwithstanding the other provisions of this Agreement, Article 1, Section 2.3, Section 5.2, Article 7, Article 8, Section 9.4 and Article 10 shall survive any termination of this Agreement.

10.                               MISCELLANEOUS.

10.1                           Dispute Resolution.  In the event that a dispute arises between the Parties (or any of their respective subsidiaries or Affiliates) concerning or arising out of the performance or interpretation of this Agreement (including any dispute relating to Licensor’s or Licensee’s decision to terminate this Agreement in accordance with Article 9, and any dispute relating to additional Intellectual Property Rights identified pursuant to Section 10.2), either Party may invoke the dispute resolution provisions set forth in Exhibit D hereto to resolve such dispute, by giving written notice thereof to the other Party specifying the issue in dispute, and specifically invoking the dispute resolution processes contained in Exhibit D.

10.2                           Cooperation Regarding Intellectual Property Rights.  For a period of twelve (12) months following the Effective Date, if (i) Licensee establishes that any Intellectual Property Rights retained by Licensor under the Purchase Agreement were used in the operation of the Business as of the Closing Date, or (ii) if Licensor establishes that any Intellectual Property Rights acquired by Licensee under the Purchase Agreement were used in the operation of the Retained Businesses as of the Closing Date, then the affected Party may provide the other Party with written notice thereof.  Upon receipt of such notice, the Parties shall negotiate in good faith an extension of this Agreement to include a license to such additional Intellectual Property Rights.  Upon reaching agreement, the Parties shall enter into an addendum to this Agreement, including any agreed-upon terms and conditions relating to the licensing of such additional Intellectual Property Rights.

10.3                           Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) if personally delivered, on the date of delivery, (ii) if delivered by express courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service, (iii) if deposited in the United States mail, first-class postage prepaid, on the fifth Business Day following the date of such deposit, (iv) if delivered by telecopy, upon confirmation of successful transmission, (x) on the date of such transmission, if such transmission is completed at or prior to 5:00 p.m., local time of the recipient party on a Business Day, on the date of such transmission, and (y) on the next day following the date of transmission, if such transmission is completed after 5:00 p.m., local time of the recipient party, on the date of such transmission or is transmitted on a day that is not a Business Day, or (v) if delivered by Internet mail (with a delivery report), provided the relevant computer record indicates a full and successful transmission or no failure message is generated (x) on the date of such transmission, if such transmission is completed at or prior to 5:00 p.m., local time of the recipient party on a Business Day, on the date of such transmission, and (y) on the next Business Day following the date of transmission, if such transmission is completed after 5:00 p.m., local time of the recipient party or is transmitted on a day that is not a Business Day.  All notices, demands and other communications hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to Licensee:

                Boise Paper Holdings, L.L.C.

                1111 West Jefferson Street, Suite 200

                Boise, Idaho 83702-5388

                Attn: Chief Financial Officer

                Phone: (208) 384-7023

                FAX:: (208) 384-7945

                e-mail:  legal@boiseinc.com.

with a copy (which shall not constitute notice to Licensee), to:

                Boise Paper Holdings, L.L.C.

                1111 West Jefferson Street, Suite 200

                Boise, Idaho 83702-5388

                Attn: General Counsel

                Phone: (208) 384-7732

                FAX:: (208) 384-7945

                e-mail:  legal@boiseinc.com

If to Licensor:

                Boise Cascade, L.L.C.

                1111 West Jefferson Street, Suite 300

                Boise, Idaho 83702-5388

                Attn: Chief Financial Officer

                Phone: (208) 384-4998

                FAX:: (208) 384-6566

                e-mail:  legal@bc.com

with a copy (which shall not constitute notice to Licensor), to:

                Boise Cascade, L.L.C.

                1111 West Jefferson Street, Suite 300

                Boise, Idaho 83702-5388

                Attn: General Counsel

                Phone: (208) 384-4918

                FAX:: (208) 384-6566

                e-mail:  legal@bc.com

10.4                           Governing Law.  THE INTERNAL LAW (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF IDAHO SHALL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT.

10.5                           Waiver of Jury Trial.  The Parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the Parties hereto in respect of this Agreement, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise.  The Parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury, and that the Parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the Parties hereto to the waiver of their right to trial by jury.

10.6                           Entire Agreement.  This Agreement, together with the Purchase Agreement and the other Ancillary Agreements, constitute the entire agreement between the

Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way.

10.7                           Relationship of the Parties.  Except as specifically provided herein, neither Party shall act or represent or hold itself out as having authority to act as an agent or partner of the other Party or in any way bind or commit the other Party to any obligations or agreement.  Nothing contained in this Agreement will be construed as creating a partnership, joint venture, agency, trust, fiduciary relationship or other association of any kind, each Party being individually responsible only for its obligations as set forth in this Agreement.  The Parties’ respective rights and obligations hereunder are limited to the contractual rights and obligations expressly set forth herein on the terms and conditions set forth herein.

10.8                           Amendments, Waivers.  No modification, amendment or waiver of any provision of this Agreement shall be effective against a Party unless the other Party approves such modification, amendment or waiver in writing.  No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.  The failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

10.9                           Assignment.  Neither Party may assign or otherwise transfer any of its rights, privileges or obligations under this Agreement, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.  Notwithstanding the foregoing or anything to the contrary in this Agreement, each Party shall have the right, without obtaining such written approval of the other Party, to assign or otherwise transfer this Agreement (i) to any Affiliate, (ii) in connection with the sale of any part of its business to which this Agreement relates, (iii) to its successor by way of merger, corporate reorganization, or sale of substantially all its assets or stock, and (iv) for collateral security purposes to such Party’s financing sources.  This Agreement is binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

10.10                     Specific Performance.  The Parties acknowledge that money damages may not be an adequate remedy for violation of this Agreement and that any Party may, in its sole discretion, apply for specific performance, or injunctive, or such other relief as a court of competent jurisdiction may deem just and proper, in order to enforce this Agreement or prevent any violation hereof, and to the extent permitted by applicable Law, each Party waives any objection to the imposition of such relief.

10.11                     Rules of Construction.  In this Agreement, unless a contrary intention appears:

(a)                                  the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”;

(b)                                 words denoting any gender shall include all genders;

(c)                                  where a word is defined herein, references to the singular shall include references to the plural and vice versa;

(d)                                 a reference to any Party to this Agreement or any other agreement or document shall include such Party’s successors and permitted assigns;

(e)                                  all references to “$” and dollars shall be deemed to refer to United States currency unless otherwise specifically provided;

(f)                                    all references to a day or days shall be deemed to refer to a calendar day or calendar days, as applicable, unless otherwise specifically provided; and

(g)                                 any reference to any agreement or contract referenced herein shall be a reference to such agreement or contract, as amended, modified, supplemented or waived.

10.12                     Headings and Titles.  Descriptive headings and titles used in this Agreement are inserted for convenience of reference only, and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no headings or titles had been used in this Agreement.

10.13                     No Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties hereto or their respective successors and permitted assigns, any rights, remedies or liabilities under or by reason of this Agreement.

10.14                     Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held by a court of competent jurisdiction to be prohibited by or unenforceable under applicable law, such provision shall be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remainder of such provisions or the remaining provisions of this Agreement and such court shall have the authority to modify such unenforceable provision to the extent necessary to render it enforceable, preserving to the fullest extent permissible the intent of the Parties.

10.15                     Counterparts.  This Agreement may be executed in multiple counterparts (including by means of telecopied or electronically transmitted signature pages), all of which taken together shall constitute one and the same Agreement.

10.16                     Order of Precedence.  This Agreement and the Purchase Agreement are intended to be interpreted complementary but independent of one another.  Any inconsistency, ambiguity or conflict between this Agreement and the Purchase Agreement shall be resolved in the following order of precedence (with (i) having the highest priority):  (i) this Agreement; and (ii) Purchase Agreement.

10.17                     No Strict Construction.  Notwithstanding the fact that this Agreement has been drafted or prepared by one of the Parties, each of Licensor and Licensee confirm that they and their respective counsel have reviewed, negotiated and adopted this Agreement as the joint agreement and understanding of the Parties hereto, and the language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Party.

*              *              *              *              *

                IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives as of the Effective Date.

LICENSOR:

Boise Cascade, L.L.C.

By:	/s/ David G. Gadda
Name:David G. Gadda
Title: Vice President

LICENSEE:

Boise Paper Holdings, L.L.C.

By:	/s/ Karen E. Gowland
Name:Karen E. Gowland
Title: Vice President

Exhibit A-1

Boise Name Mark

BOISE®

Country	Application No.	Registration No.	Filing Date

Australia	919684	919684	07/12/2002

Canada	1,146,332	676,625	11/08/2006

Community	3654639	3654639	06/20/2005

USA	76/358,793	2,981,342	08/02/2005

Exhibit A-2

Orange Dot Mark

This trademark is covered by the Boise trademark registrations:

Country	Application No.	Registration No.	Filing Date

Australia	919684	919684	07/12/2002

Canada	1,146,332	676,625	11/08/2006

Community	3654639	3654639	06/20/2005

USA	76/358,793	2,981,342	08/02/2005

Exhibit B

Retained Boise Marks

Category A:

Mark Name	Country	Application No.	Registration No.	Registration Date	Status

BOISE ALLBEAM™	USA	78/347,928			Pending

BOISE ALLBEAM™	CANADA	1,147,013			Pending

BOISE CLASSIC®	USA	76/349,097	2,677,231	01/21/2003	Registered

BOISE GLULAM®	USA	76/362,590	2,891,601	10/05/2004	Registered

BOISE GLULAM®	CANADA	1,147,014			Pending

BOISE GOLD®	USA	76/216,818	2,575,790	06/04/2002	Registered

BOISE PRO-INSTALL™					Pending — Currently being used as a common law mark

BOISE SELECT™					Pending — Currently being used as a common law mark

BOISE TOOL KIT™					Pending — Currently being used as a common law mark

Exhibit B

Retained Boise Marks

Category B:

Mark Name	Country	Application No.	Registration No.	Registration Date	Status

BOISE	Australia	919684	919684	07/12/2002	Registered
BOISE	Canada	1,146,332	676,625	11/08/2006	Registered
BOISE	Community	3654639	3654639	06/20/2005	Registered
BOISE	USA	76/358,793	2,981,342	08/02/2005	Registered
BOISE CASCADE	Argentina	2039442	1855667	12/17/2001	Registered
BOISE CASCADE	Argentina	2039441	1855853	12/19/2001	Registered
BOISE CASCADE	Argentina	2039448	1849595	10/31/2001	Registered
BOISE CASCADE	Argentina	2039443	1851371	11/12/2001	Registered
BOISE CASCADE	Argentina	2039450	1849596	10/31/2001	Registered
BOISE CASCADE	Argentina	2039453	1849599	10/31/2001	Registered
BOISE CASCADE	Argentina	2039444	1849591	10/31/2001	Registered
BOISE CASCADE	Argentina	2039449	1851372	11/12/2001	Registered
BOISE CASCADE	Argentina	2039446	1849593	10/31/2001	Registered
BOISE CASCADE	Argentina	2039451	1849597	10/31/2001	Registered
BOISE CASCADE	Argentina	2039452	1849598	10/31/2001	Registered
BOISE CASCADE	Argentina	2039447	1849594	10/31/2001	Registered
BOISE CASCADE	Argentina	2039454	1849600	10/31/2001	Registered
BOISE CASCADE	Argentina	2039445	1849592	10/31/2001	Registered
BOISE CASCADE	Chile	392657	516.493	07/10/1998	Registered
BOISE CASCADE	Chile	392656	511104	04/28/1998	Registered
BOISE CASCADE	China	960112562	1120050	10/21/1997	Registered
BOISE CASCADE	China	960112564	1122582	10/28/1997	Registered
BOISE CASCADE	China	960112559	1140051	01/07/1998	Registered
BOISE CASCADE	China	960112563	1120783	10/21/1997	Registered
BOISE CASCADE	China	960112560	1122995	10/28/1997	Registered
BOISE CASCADE	Community	329,433	329,433	07/01/1996	Registered
BOISE CASCADE	Japan	63-044,125	2,306,952	04/30/1991	Registered
BOISE CASCADE	Japan	63-044,126	2,277,043	10/31/1990	Registered
BOISE CASCADE	Japan	63-044,123	2,318,748	07/31/1991	Registered
BOISE CASCADE	Japan	63-044,124	2,294,243	12/26/1991	Registered
BOISE CASCADE	Mexico	285770	590921	10/27/1998	Registered
BOISE CASCADE	Mexico	285773	590923	10/27/1998	Registered
BOISE CASCADE	Mexico	285774	542607	02/26/1997	Registered
BOISE CASCADE	Mexico	285775	544648	03/25/1997	Registered
BOISE CASCADE	Mexico	285776	590924	10/27/1998	Registered
BOISE CASCADE	Mexico	285771	542606	02/26/1997	Registered
BOISE CASCADE	Mexico	285778	590925	10/27/1998	Registered

BOISE CASCADE	Mexico	285772	590922	10/27/1998	Registered
BOISE CASCADE	Mexico	285777	559209	09/26/1997	Registered
BOISE CASCADE	Russian Federation	95713160	150082	02/17/1997	Registered
BOISE CASCADE	USA	73/144,213	1,103,419	10/3/1978	Registered

Exhibit C

Run-Off Marks

Mark Name	Country	Application No.	Registration No.	Registration Date	Status

BOISE CASCADE	Argentina	2039442	1855667	12/17/2001	Registered
BOISE CASCADE	Argentina	2039441	1855853	12/19/2001	Registered
BOISE CASCADE	Argentina	2039448	1849595	10/31/2001	Registered
BOISE CASCADE	Argentina	2039443	1851371	11/12/2001	Registered
BOISE CASCADE	Argentina	2039450	1849596	10/31/2001	Registered
BOISE CASCADE	Argentina	2039453	1849599	10/31/2001	Registered
BOISE CASCADE	Argentina	2039444	1849591	10/31/2001	Registered
BOISE CASCADE	Argentina	2039449	1851372	11/12/2001	Registered
BOISE CASCADE	Argentina	2039446	1849593	10/31/2001	Registered
BOISE CASCADE	Argentina	2039451	1849597	10/31/2001	Registered
BOISE CASCADE	Argentina	2039452	1849598	10/31/2001	Registered
BOISE CASCADE	Argentina	2039447	1849594	10/31/2001	Registered
BOISE CASCADE	Argentina	2039454	1849600	10/31/2001	Registered
BOISE CASCADE	Argentina	2039445	1849592	10/31/2001	Registered
BOISE CASCADE	Chile	392657	516.493	07/10/1998	Registered
BOISE CASCADE	Chile	392656	511104	04/28/1998	Registered
BOISE CASCADE	China	960112562	1120050	10/21/1997	Registered
BOISE CASCADE	China	960112564	1122582	10/28/1997	Registered
BOISE CASCADE	China	960112559	1140051	01/07/1998	Registered
BOISE CASCADE	China	960112563	1120783	10/21/1997	Registered
BOISE CASCADE	China	960112560	1122995	10/28/1997	Registered
BOISE CASCADE	Community	329,433	329,433	07/01/1996	Registered
BOISE CASCADE	Japan	63-044,125	2,306,952	04/30/1991	Registered
BOISE CASCADE	Japan	63-044,126	2,277,043	10/31/1990	Registered
BOISE CASCADE	Japan	63-044,123	2,318,748	07/31/1991	Registered
BOISE CASCADE	Japan	63-044,124	2,294,243	12/26/1991	Registered
BOISE CASCADE	Mexico	285770	590921	10/27/1998	Registered
BOISE CASCADE	Mexico	285773	590923	10/27/1998	Registered
BOISE CASCADE	Mexico	285774	542607	02/26/1997	Registered
BOISE CASCADE	Mexico	285775	544648	03/25/1997	Registered
BOISE CASCADE	Mexico	285776	590924	10/27/1998	Registered
BOISE CASCADE	Mexico	285771	542606	02/26/1997	Registered
BOISE CASCADE	Mexico	285778	590925	10/27/1998	Registered
BOISE CASCADE	Mexico	285772	590922	10/27/1998	Registered
BOISE CASCADE	Mexico	285777	559209	09/26/1997	Registered
BOISE CASCADE	Russian Federation	95713160	150082	02/17/1997	Registered

BOISE CASCADE	USA	73/144,213	1,103,419	10/3/1978	Registered
CASCADE	Argentina	2039455	1861276	02/21/2002	Registered
CASCADE	Argentina	2039462	1849609	10/31/2001	Registered
CASCADE	Argentina	2039464	1851373	11/12/2001	Registered
CASCADE	Argentina	2039467	1850651	11/06/2001	Registered
CASCADE	Argentina	2039457	1849602	10/31/2001	Registered
CASCADE	Argentina	2039463	1849610	10/31/2001	Registered
CASCADE	Argentina	2039458	1849604	10/31/2001	Registered
CASCADE	Argentina	2039461	1849608	10/31/2001	Registered
CASCADE	Argentina	2039456	1849601	10/31/2001	Registered
CASCADE	Argentina	2039465	1851374	11/12/2001	Registered
CASCADE	Argentina	2039466	1849611	10/31/2001	Registered
CASCADE	Argentina	2039468	1849612	10/31/2001	Registered
CASCADE	Argentina	2036459	1849606	10/31/2001	Registered
CASCADE	Argentina	2039460	1849607	10/31/2001	Registered
CASCADE	Canada	146,156	212/46,375	05/20/1929	Registered
CASCADE	Chile	392658	511.105	04/28/1998	Registered
CASCADE	Chile	392654	513979	06/04/1998	Registered
CASCADE	China	95080148	956148	03/07/1997	Registered
CASCADE	China	960112569	1120064	10/21/1997	Registered
CASCADE	China	95080151	1039080	06/28/1997	Registered
CASCADE	China	960112566	1122581	10/28/1997	Registered
CASCADE	China	95080152	964129	03/21/1997	Registered
CASCADE	China	95080153	1027867	06/14/1997	Registered
CASCADE	China	960112565	1140045	01/07/1998	Registered
CASCADE	China	95080154	957867	03/07/1997	Registered
CASCADE	China	960112570	1120788	10/21/1997	Registered
CASCADE	China	95080155	1000878	05/07/1997	Registered
CASCADE	China	95080156	963539	03/14/1997	Registered
CASCADE	China	95080149	964418	03/21/1997	Registered
CASCADE	China	95080150	962775	03/14/1997	Registered
CASCADE	China	960112567	1122994	10/28/1997	Registered
CASCADE	Community	319,194	319,194	07/01/1996	Registered
CASCADE	Mexico	285779	590926	10/27/1998	Registered
CASCADE	Mexico	285782	590928	10/27/1998	Registered
CASCADE	Mexico	285783	542609	02/26/1997	Registered
CASCADE	Mexico	285784	544649	03/25/1997	Registered
CASCADE	Mexico	285785	590929	10/27/1998	Registered
CASCADE	Mexico	285780	542608	02/26/1997	Registered
CASCADE	Mexico	285787	590930	10/27/1998	Registered
CASCADE	Mexico	285781	590927	10/27/1998	Registered
CASCADE	Mexico	285786	559210	09/26/1997	Registered
CASCADE	Russian Federation	95713161	150473	02/28/1997	Registered
CASCADE	USA	400,551	944,711	10/10/1972	Registered
CASCADE	USA	73/033,958	1,052,301	11/09/1976	Registered

CASCADE	USA	78/352,784	2,970,229	07/19/2005	Registered
CASCADE	USA	78/352,952	2,937,960	04/05/2005	Registered
TREE IN A CIRCLE DESIGN	Canada	618,193	381,488	03/15/1991	Registered
TREE IN A CIRCLE DESIGN	Germany	B65618/1WZ	1,019,141	06/16/1981	Registered
TREE IN A CIRCLE LOGO	Japan	63-015,519	2,397,376	03/31/1992	Registered
TREE IN A CIRCLE LOGO	Japan	63-015,518	2,368,673	01/31/1992	Registered
TREE IN A CIRCLE LOGO	Japan	63-030,900	2,325,746	08/30/1991	Registered
TREE IN A CIRCLE LOGO	Japan	63-135,095	2,493,512	01/29/1993	Registered
TREE IN A CIRCLE LOGO	Japan	63-015,517	2,359,174	12/25/1991	Registered
TREE-IN-A-CIRCLE	China	95080133	1122580	10/28/1997	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039427	1825152	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039434	1825159	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039439	1825164	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039436	1825161	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039429	1825154	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039435	1825160	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039430	1825155	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039433	1825158	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039428	1825153	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039437	1825162	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039438	1825163	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039440	1825445	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039431	1825156	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Argentina	2039432	1825157	04/16/2001	Registered
TREE-IN-A-CIRCLE DESIGN	Chile	392,655	646.867	10/25/2002	Registered
TREE-IN-A-CIRCLE DESIGN	Chile	392659	638.842	08/09/2002	Registered
TREE-IN-A-CIRCLE DESIGN	China	95080130	964100	03/21/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	960112576	1120030	10/21/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	960112575	1039081	06/28/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	95080134	964125	03/21/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	95080135	1027880	06/14/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	960112571		Abandoned
TREE-IN-A-CIRCLE DESIGN	China	95080136	957869	03/07/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	960112574	1120785	10/21/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	95080137	994849	04/28/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	95080138	971542	03/28/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	95080131	964419	03/21/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	95080132	963383	03/14/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	960112572	1123364	10/28/1997	Registered
TREE-IN-A-CIRCLE DESIGN	China	960112573	1137109	12/21/1997	Registered
TREE-IN-A-CIRCLE DESIGN	Community	319467	319,467	07/01/1996	Registered
TREE-IN-A-CIRCLE DESIGN	Mexico	285788	633365	11/25/1999	Registered
TREE-IN-A-CIRCLE DESIGN	Mexico	285791	633366	11/25/1999	Registered

TREE-IN-A-CIRCLE DESIGN	Mexico	285792	544103	03/20/1997	Registered
TREE-IN-A-CIRCLE DESIGN	Mexico	285793	546987	04/25/1997	Registered
TREE-IN-A-CIRCLE DESIGN	Mexico	285794	546988	04/25/1997	Registered
TREE-IN-A-CIRCLE DESIGN	Mexico	285795	544397	03/24/1997	Registered
TREE-IN-A-CIRCLE DESIGN	Mexico	285789	544102	03/20/1997	Registered
TREE-IN-A-CIRCLE DESIGN	Mexico	285796	542610	02/26/1997	Registered
TREE-IN-A-CIRCLE DESIGN	Mexico	285790	545345	03/31/1997	Registered
TREE-IN-A-CIRCLE DESIGN	Russian Federation	95713159	152054	04/30/1997	Registered
TREE-IN-A-CIRCLE DESIGN	USA	73/288,266	1,183,781	12/29/1981	Registered
TREE-IN-A-CIRCLE DESIGN	USA	73/698,098	1,503,401	09/06/1988	Registered
TREE-IN-A-CIRCLE DESIGN	USA	73/698,136	1,500,789	08/16/1988	Registered
TREE-IN-A-CIRCLE LOGO	USA	73/698,135	1,585,562	03/06/1990	Registered

Exhibit D

Dispute Resolution

Any dispute for which a Party has invoked the dispute resolution process in this Exhibit D (a “Noticed Dispute”) shall be resolved in accordance with the following procedures:

1.             Negotiation.  Within 5 days after the effective date of the notice (the “Notice Date”), each Party shall designate, in writing to the other Party, the name of one of its senior executive officers who shall be its “Designated Representative” in the dispute resolution process.  Designation by either Party of its Designated Representative shall constitute a representation by such Party that its Designated Representative has full power and authority to resolve the Noticed Dispute.  Within 15 days after the Notice Date, each Party shall have delivered to the Designated Representative of the other Party a written statement of its position.  No later than the 35th day after the Notice Date, the Designated Representatives shall meet, discuss, and negotiate with respect to the Noticed Dispute for a period not to exceed 10 days

If the Parties are unable to settle the Noticed Dispute through negotiations during the 10-day negotiation and discussion period provided for the last sentence of the preceding paragraph by the 45th day following the Notice Date, they shall mutually appoint a neutral third-Party arbitrator.  If the Parties are unable to agree upon the neutral third-Party arbitrator by the 50th day following the Notice Date, either Party may obtain the appointment of a neutral third-Party arbitrator by the Chief Judge of the United States District Court for the District of Idaho.

2.             Arbitration.  Within 10 days after appointment of the neutral arbitrator, each Party shall submit a written statement to the neutral arbitrator and to the other Party advocating its position, and each Party may, within 10 days after receipt of the other Party’s statement, submit to the neutral arbitrator and the opposing Party one rebuttal statement.  Opening statements shall be no longer than 30 pages of 8 1/2” by 11” paper, and rebuttal statements shall be limited to 15 pages of 8 1/2” by 11” paper unless otherwise mutually agreed.  Within 20 days after submission of the rebuttal statement, on a date and at a place set by the neutral arbitrator, the Designated Representatives shall meet with the neutral arbitrator to negotiate and resolve the Noticed Dispute.  Each Designated Representative may make an oral presentation to the neutral arbitrator.  The Designated Representatives of both Parties shall be present for such presentations and shall be available at the same location on the following day for arbitrator-sponsored negotiations.  If the Parties are unable to reach a settlement of the Noticed Dispute, the neutral arbitrator shall, within 20 days thereafter, deliver in writing to each Party his or her recommended settlement of the Noticed Dispute.  Within ten days after receipt of the neutral arbitrator’s recommended settlement, the Parties’ Designated Representatives shall meet at a time and place set by the neutral arbitrator and make a final attempt to resolve the Noticed Dispute.  If they are unable to do so, the arbitrator shall make a final decision which shall be final and binding upon the Parties.

3.                                      Confidentiality.

3.1              Each Party shall treat all statements, written submissions, and other disclosures made by the other in the course of efforts to resolve the Noticed Dispute (collectively, “Settlement Information”) as confidential information and shall make no disclosure of the Settlement Information to any third Party (other than its employees and officers involved in the Noticed Dispute and its counsel and other consultants providing advice in respect of the Noticed Dispute), and it shall require all persons to whom it is permitted to disclose such information to make a similar nondisclosure commitment for the benefit of and enforceable by the Party providing such information. Such nondisclosure obligation shall remain in effect for a period of five years from the date of disclosure.  Notwithstanding the foregoing neither Party shall be in breach of the foregoing non-disclosure provisions if (i) the information disclosed by it is or has become, without fault on its part, public information; or (ii) it is required to disclose such information by law (including applicable securities laws) or by the order of any court, administrative tribunal, or regulator issued to it; provided that the disclosing Party shall give notice to the other Party as soon as feasible of the pendency of any request or threat of such required disclosure and cooperate with all efforts the other Party wishes to make to avoid or limit such disclosure or obtain confidential treatment thereof by the persons seeking and ordering such disclosure.

3.2              Prior to commencing the arbitration process, the Parties shall require the neutral arbitrator to sign a confidentiality agreement in which he or she commits, for the benefit of and on a basis which is enforceable by each Party and its respective Affiliates, that he or she will hold the Settlement Information confidential and not disclose it to any Party other than the Parties, their respective Affiliates, counsel, and advisors and agents involved in the Noticed Dispute, except under order of disclosure by a court of competent jurisdiction or pursuant to a written authorization signed by the Party or Parties providing the Settlement Information which is to be disclosed.

4.                                      Fees and Expenses.  The Parties shall each pay their own costs and fees associated with the dispute resolution process provided for in this Agreement.  The fees and expenses of the neutral arbitrator shall be divided equally by the Parties.